Summary Prospectus December 1, 2015 American Century Investments® One Choice® In Retirement Portfolio R6

R6 Class: ARDTX

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund online at the web address listed below. You can also get this information at no cost by calling or sending an email request. The fund’s prospectus and other information are also available from financial intermediaries (such as banks and broker-dealers) through which shares of the fund may be purchased or sold.

ipro.americancentury.com/ipro/funds/fund_reports_mf.jsp 1-800-345-6488 advisor_prospectus@americancentury.com

This summary prospectus incorporates by reference the fund’s prospectus and statement of additional information (SAI) each dated December 1, 2015 (as supplemented at the time you receive this summary prospectus), as well as the Report of Independent Registered Public Accounting Firm and the financial statements included in the fund’s annual report to shareholders, dated July 31, 2015. The fund's SAI and annual report may be obtained, free of charge, in the same manner as the prospectus.

Investment Objective
The fund seeks current income. Capital appreciation is a secondary objective.
Fees and Expenses
The following table describes the fees and expenses you may pay if you buy and hold shares of the fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
R6 Class
Management Fee	None
Distribution and Service (12b-1) Fees	None
Other Expenses	0.00%
Acquired Fund Fees and Expenses	0.54%
Total Annual Fund Operating Expenses	0.54%
Example
The example below is intended to help you compare the costs of investing in the fund with the costs of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods, that you earn a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
R6 Class	$55	$173	$302	$678
Portfolio Turnover
Because the fund buys and sells shares of other American Century mutual funds (the underlying funds) directly from the issuers, the fund is not expected to incur transaction costs directly. However, as a shareholder in the underlying funds, the fund indirectly pays transaction costs, such as commissions, when the underlying funds buy and sell securities (or “turn over” their portfolios). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 42% of the average value of its portfolio.

Principal Investment Strategies
One Choice In Retirement Portfolio R6 is a “fund of funds,” meaning that it seeks to achieve its objective by investing in other American Century mutual funds (the underlying funds) that represent a variety of asset classes and investment styles. The underlying stock funds draw on growth, value and quantitative investment techniques and diversify investments among small, medium and large U.S. and foreign companies. The underlying bond funds invest in fixed-income securities that vary by issuer type (corporate and government), credit quality (investment-grade and high-yield or “junk bonds”) and geographic exposure (domestic and international). The following table shows the fund’s target allocation for the various asset classes and underlying funds as of the date of this prospectus.

Equity Securities (Stock Funds)	45.00%
NT Core Equity Plus Fund	3.00%
NT Disciplined Growth Fund	1.50%
NT Equity Growth Fund	10.00%
NT Global Real Estate Fund	1.00%
NT Growth Fund	4.50%
NT Heritage Fund	2.25%
NT International Growth Fund	4.50%
NT International Value Fund	2.25%
NT Large Company Value Fund	9.50%
NT Mid Cap Value Fund	4.50%
NT Small Company Fund	2.00%

Fixed-Income Securities (Bond Funds)	45.00%
Global Bond Fund	7.00%
High-Yield Fund	3.80%
Inflation-Adjusted Bond Fund	1.50%
International Bond Fund	5.00%
NT Diversified Bond Fund	21.60%
Short Duration Inflation Protection Bond Fund	6.10%

Cash Equivalents (Money Market Funds)	10.00%
U.S. Government Money Market Fund	10.00%

The target asset mix of One Choice In Retirement Portfolio R6 is expected to remain fixed over time. The fund is generally intended for investors near to, at, or in retirement and who likely are no longer making new investments in the fund. The fund is designed for investors who plan to gradually withdraw the value of their account after retirement. The fund assumes a retirement age of 65 and may not be appropriate for an investor retiring at an age well before or after age 65.
The portfolio managers regularly review the fund’s allocations to determine whether rebalancing is appropriate. Although we do not intend to make frequent tactical adjustments to the target asset mix or trade actively among the underlying funds, we reserve the right to modify the target allocations and underlying funds from time to time should circumstances warrant a change.
Principal Risks

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Allocation Risk – The fund’s performance and risks depend in part on the managers’ skill in determining the fund’s asset class allocations and in selecting and weighting the underlying funds. The managers’ evaluations and assumptions regarding asset classes or underlying funds may differ from actual market conditions.

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Fund of Funds Risks – The fund’s performance and risks reflect the performance and risks of the underlying American Century Investments funds in which it invests. Shareholders of the fund will also indirectly bear their pro rata share of the expenses of such underlying funds. The fund’s investment in other American Century Investments funds may create a conflict of interest for the fund’s advisor.

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“Growth” and “Value” Style Risks – The underlying funds represent a mix of investment styles, each of which has risks associated with it. Growth stocks can be volatile and may lack dividends that can cushion share prices during market declines. Value stocks may continue to be undervalued by the market for long periods of time.

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Small- and Mid-Cap Stock Risks – Stocks of smaller companies may be more volatile than larger-company stocks. Smaller companies may have limited financial resources, product lines and markets, and their securities may trade less frequently and in more limited volumes than the securities of larger companies, which could lead to higher transaction costs. To the extent an underlying fund invests in these companies, it may take on more risk.

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Interest Rate Risk – Generally, when interest rates rise, the value of an underlying fund’s fixed-income securities will decline. The opposite is true when interest rates decline. Underlying funds with longer weighted average maturities are more sensitive to interest rate changes. A period of rising interest rates may negatively affect the performance of underlying fixed-income funds.

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Credit Risk – The value of an underlying fund’s fixed-income securities will be affected adversely by any erosion in the ability of the issuers of these securities to make interest and principal payments as they become due. Changes in the credit rating of a fixed-income security held by an underlying fund could have a similar effect.

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Foreign Securities Risk – Some of the underlying funds invest in foreign securities, which are generally riskier than U.S. securities. Securities of foreign issuers may be less liquid, more volatile and harder to value than U.S. securities. Fluctuations in currency exchange rates also may affect an underlying fund’s share price.

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High-Yield Securities Risk – Some of the underlying funds may invest in high-yield securities, which are considered to have speculative characteristics and are more likely to be negatively affected by changes in economic conditions.

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Tobacco Exclusion – The underlying funds do not invest in securities issued by companies assigned the Global Industry Classification Standard (GICS) for the tobacco industry. This exclusion may cause an underlying fund to forego profitable investment opportunities.

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Market Risk – The value of the fund’s shares will go up and down based on the performance of the underlying funds in which it invests. The value of the underlying funds’ shares will, in turn, fluctuate based on the performance of the securities they own and other factors generally affecting the securities market.

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Principal Loss – At any given time your shares may be worth less than the price you paid for them. In other words, it is possible to lose money by investing in the fund, including losses near to, at, or after retirement. There is no guarantee that the fund will provide adequate income at or through your retirement.

An investment in the fund is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.
Fund Performance
The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year for R6 Class shares. The table shows how the fund’s average annual returns for the periods shown compared with those of a broad measure of market performance. The fund’s past performance is not necessarily an indication of how the fund will perform in the future. For current performance information, including yields, please visit ipro.americancentury.com.

Calendar Year Total Returns
Highest Performance Quarter (2Q 2014): 3.03% Lowest Performance Quarter (3Q 2014): -0.80%
As of September 30, 2015, the most recent calendar quarter end, the fund’s R6 Class year-to-date return was -3.14%.

Average Annual Total Returns For the calendar year ended December 31, 2014	1 year	Since Inception	Inception Date
R6 Class Return Before Taxes	6.55%	7.92%	07/31/2013
S&P Target Date Retirement Income Index (reflects no deduction for fees, expenses or taxes)	4.86%	5.58%	07/31/2013

Portfolio Management
Investment Advisor
American Century Investment Management, Inc.
Portfolio Managers
Scott Wittman, CFA, Chief Investment Officer – Asset Allocation and Disciplined Equity, Senior Vice President and Senior Portfolio Manager, has been a member of the team that manages the fund since 2013.
Richard Weiss, Senior Vice President and Senior Portfolio Manager, has been a member of the team that manages the fund since 2013.
Radu Gabudean, Vice President and Portfolio Manager, has been a member of the team that manages the fund since 2013.
Scott Wilson, CFA, Vice President and Portfolio Manager, has been a member of the team that manages the fund since 2013.
G. David MacEwen, Co-Chief Investment Officer, has been chairman of the firm’s Asset Allocation Committee since December 2013.
Purchase and Sale of Fund Shares
The fund’s R6 Class shares may be purchased or redeemed only through certain employer-sponsored retirement plans where a financial intermediary provides retirement recordkeeping services to plan participants. To be eligible, the fund’s shares must be held through plan level or omnibus accounts held on the books of the fund. The fund is not available to retail accounts, traditional or Roth IRAs, SEP IRAs, SIMPLE IRAs, SARSEPs or Coverdell education savings accounts.
There is no minimum initial or subsequent investment amounts for R6 Class shares, but financial intermediaries or plan recordkeepers may require plans to meet different investment minimums.
Tax Information
By investing in the fund through a tax-deferred account such as an employer-sponsored retirement plan, you will not be subject to tax on dividend or capital gains distributions from the fund. Withdrawals from such tax-deferred accounts may be subject to tax at a later date.

©2015 American Century Proprietary Holdings, Inc. All rights reserved.
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